UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 3, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                        0-22011                86-0760991
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.02      TERMINATION OF MATERIAL WRITTEN AGREEMENT.

         On November 3, 2006, Synovics Pharmaceuticals, Inc. (the "REGISTRANT") received written notices from Nostrum Pharmaceuticals, Inc. ("NOSTRUM") purporting to terminate (i) the Registrant's rights to two products covered by that certain Technology License Agreement (the "TECHNOLOGY AGREEMENT"), dated as of March 16, 2005, as amended, between the Registrant and Nostrum, and (ii) that certain ANDA Ownership Transfer and Product License Agreement (the "ANDA AGREEMENT") dated as of May 17, 2006, between Registrant and Nostrum. Each notice purports to be effective as of the sixtieth (60th) day from the date of Registrant's receipt of such notice. The Registrant originally received seven notices purporting to terminate seven other products covered by the Technology Agreement, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2006, to which reference is hereby made.

         The Registrant believes that these termination notices are factually incorrect and are contrary to the terms of the Technology Agreement and the ANDA Agreement. Accordingly, the Registrant intends to pursue vigorously and aggressively all avenues necessary and remedies available to protect its rights under the Technology Agreement and the ANDA Agreement, the assets of the Company and the reflective value for the Company's shareholders.

         Nostrum is the owner of approximately 40% of the issued and outstanding stock of the Registrant. As disclosed in that certain Schedule 13D, Amendment No. 3, dated November 7, 2006, Nirmal V. Mulye, Ph. D., the Registrant's former director, beneficially owns all of the outstanding capital stock of Nostrum. In addition, Dr. Mulye is employed by the Registrant as Registrant's Chief Scientific Officer. Each of Dr. Mulye and Nostrum is also guarantor for the Registrant pursuant to that certain Credit Agreement, dated as of May 22, 2006 between the Registrant and the Bank of India for a credit facility of up to $10,500,000.

         A.  TECHNOLOGY AGREEMENT

         The Technology Agreement provides a license to the Registrant for the right to use certain Nostrum technology in up to twenty drug products designated by the Registrant, including ten generic products and ten 505(b)(2) drug products. Pursuant to the Technology Agreement, following an initial designation by the Registrant, Nostrum is required to conduct and complete, or have a third party conduct and complete, designated studies to establish IN VIVO performance with respect to those products. Following product development and the securing of the required FDA approval by the Registrant, the Registrant is then entitled to manufacture and sell the commercially developed drug for distribution. In addition to the Registrant's reimbursement of expenses incurred by Nostrum in fulfilling its obligations under the Technology Agreement, the Registrant is to share the profits, if any, realized upon sales of generic products. As the date hereof, there have been no material revenues earned under the Technology Agreement.

         Each written notice received by the Registrant from Nostrum states that the Registrant failed to (i) pay or reimburse Nostrum for certain expenses allegedly incurred by Nostrum in connection with its obligations under the Technology Agreement and for work allegedly performed by Nostrum prior to the effective date of the Technology Agreement, (ii) conduct work preparatory to, and necessary for, the performance of clinical studies in connection with each product, and (iii) confer with Nostrum in good faith regarding the Registrant's alleged defaults and violations of duty under

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the Technology Agreement. The aggregate reimbursement expense claimed by Nostrum for the two products is $83,185.

         B.  ANDA AGREEMENT

         The ANDA Agreement provides a license to the Registrant for the right to use certain Nostrum technology relating to the AB rated, generic 500mg equivalent (Metformin ER Tablet) of the branded product Glucophage (the "PRODUCT"). The ANDA Agreement transferred ownership of a certain ANDA filed with the FDA relating to the Product and (upon receipt of FDA approval) a license make and sell the Product in the United States and its territories, possessions and commonwealths. The ANDA Agreement required each party to work together in connection with any follow-up work relating to the ANDA transferred pursuant thereto and to work together with respect to any additional strength of metformin formulation to be filed at the discretion of Registrant. In addition to the Registrant's reimbursement of certain expenses incurred by Nostrum in fulfilling its obligations under the ANDA Agreement, the Registrant is to share the profits, if any, realized upon sales of the Product up to $1.5 million. As the date hereof, there have been no material revenues earned under the ANDA Agreement.

         The written notice received by the Registrant from Nostrum states that the Registrant failed to (i) pay or reimburse Nostrum for certain expenses aggregating $40,126 allegedly incurred by Nostrum in connection with its obligations under the ANDA Agreement, (ii) conduct work preparatory to, and necessary for, the performance of clinical studies in connection with the Product, (iii) use diligent efforts to manufacture, market, distribute and sell the Product, and (iv) confer with Nostrum in good faith regarding the Registrant's alleged defaults and violations of duty under the ANDA Agreement.

         Although labeled a "termination" by Nostrum and inclusion by Nostrum of a request to terminate the ANDA Agreement, the letter received by Registrant is, in effect, a notice under the ANDA Agreement of a dispute between the parties and requires the parties to, upon completion of the exchange of certain notices, enter into arbitration with respect to such dispute. As such, the Registrant believes that such termination notice is factually incorrect and is contrary to the terms of the ANDA Agreement. Accordingly, the Registrant intends to pursue vigorously all avenues necessary to protect its rights under the ANDA Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 10, 2006

                                           SYNOVICS PHARMACEUTICALS, INC.

                                           By:     /s/ Ronald H. Lane Ph.D.
                                               ----------------------------
                                           Name:   Ronald H. Lane, Ph.D.
                                           Title:  President and Chief Executive
                                                   Officer